FOR IMMEDIATE RELEASE

CONTACTS:      James G. Rakes, President & CEO        (540) 951-6236
               J. Robert Buchanan, Treasurer          (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                         REPORTS SECOND QUARTER EARNINGS


BLACKSBURG, VA, JULY 15, 2005: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) today reported net income for the second quarter of $3.15 million. This translates to $0.90 per share and compares with $2.99 million earned in the first quarter of 2005 and with $2.94 million earned in the same quarter last year. Year-to-date net income is nearly $6.15 million, which is an increase of 4.22% above the $5.90 million that was reported on June 30, 2004. Total assets at the end of the second quarter were over $819.57 million, up by 3.95% over the same period last year.

        James G. Rakes, Chairman, President & CEO of National Bankshares, Inc., commented, "It is gratifying to report positive earnings news, despite higher noninterest expense. The increase in this expense category came largely from acquisitions in late June, 2004 and in February, 2005. Now that the recent bank and branch office purchases are complete and the related computer conversions are behind us, our employees are totally focused on the basics of community banking, providing a full range of financial products with a personalized approach."

        National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia. Its two community bank subsidiaries, The National Bank of Blacksburg and Bank of Tazewell County, operate from 27 offices throughout Southwest Virginia. The company also has a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available on the company's web site at www.nationalbankshares.com.


                            (unaudited tables follow)

                   National Bankshares, Inc. And Subsidiaries
(000's), except ratios and percent data

Three months ending                         June 30, 2005           June 30, 2004              Change
Selected Consolidated Data :
-------------------------------------------------------------------------------------------------------
Interest income                                $11,268                 $10,017                  12.49%
-------------------------------------------------------------------------------------------------------
Interest expense                                 3,226                   2,659                  21.32%
-------------------------------------------------------------------------------------------------------
Net interest income                              8,042                   7,358                   9.30%
-------------------------------------------------------------------------------------------------------
Provision for loan losses                          198                     304                 -34.87%
-------------------------------------------------------------------------------------------------------
Noninterest income                               1,927                   1,681                  14.63%
-------------------------------------------------------------------------------------------------------
Noninterest expense                              5,591                   4,915                  13.75%
-------------------------------------------------------------------------------------------------------
Income taxes                                    -1,028                    -884                  16.29%
-------------------------------------------------------------------------------------------------------
Net income                                      $3,152                  $2,936                   7.36%
-------------------------------------------------------------------------------------------------------
Basic net income per share                       $0.90                   $0.84                   $0.06
-------------------------------------------------------------------------------------------------------

Daily averages:
-------------------------------------------------------------------------------------------------------
Loans,net                                     $490,660                $416,228                  17.88%
-------------------------------------------------------------------------------------------------------
Total securities                               263,965                 249,375                   5.85%
-------------------------------------------------------------------------------------------------------
Total deposits                                 723,047                 642,838                  12.48%
-------------------------------------------------------------------------------------------------------
Other borrowings                                 1,331                     178                 647.75%
-------------------------------------------------------------------------------------------------------
Stockholders' equity                            90,031                  82,967                   8.51%
-------------------------------------------------------------------------------------------------------
Interest-earning assets                        769,531                 692,101                  11.19%
-------------------------------------------------------------------------------------------------------
Interest-bearing liabilities                   608,116                 552,946                   9.98%
-------------------------------------------------------------------------------------------------------
Total Assets                                   817,805                 728,378                  12.28%
-------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------
Return on average assets                         1.55%                   1.62%                   -0.07
-------------------------------------------------------------------------------------------------------
Return on average equity                        14.04%                  14.23%                   -0.19
-------------------------------------------------------------------------------------------------------
Net interest margin                              4.58%                   4.70%                     ---
-------------------------------------------------------------------------------------------------------
Efficiency ratio                                   ---                     ---                     ---
-------------------------------------------------------------------------------------------------------
Average equity to average assets                11.01%                  11.39%                   -0.38
-------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
-------------------------------------------------------------------------------------------------------
Beginning balance                               $5,712                  $5,420                   5.39%
-------------------------------------------------------------------------------------------------------
Provision for losses                               197                     304                 -35.20%
-------------------------------------------------------------------------------------------------------
Charge-offs                                       -331                    -395                 -16.20%
-------------------------------------------------------------------------------------------------------
Recoveries                                          54                      59                  -8.47%
-------------------------------------------------------------------------------------------------------
Acquisition of CNB                                 ---                     498                -100.00%
-------------------------------------------------------------------------------------------------------
Ending balance                                  $5,632                  $5,886                  -4.32%
-------------------------------------------------------------------------------------------------------


Year to Date                                June 30, 2005           June 30, 2004              Change

Selected Consolidated Data :
-------------------------------------------------------------------------------------------------------
Interest income                                $22,303                 $19,814                  12.56%
-------------------------------------------------------------------------------------------------------
Interest expense                                 6,269                   5,258                  19.23%
-------------------------------------------------------------------------------------------------------
Net interest income                             16,034                  14,556                  10.15%
-------------------------------------------------------------------------------------------------------
Provision for loan losses                          388                     592                 -34.46%
-------------------------------------------------------------------------------------------------------
Noninterest income                               3,695                   3,420                   8.04%
-------------------------------------------------------------------------------------------------------
Noninterest expense                             11,280                   9,735                  15.87%
-------------------------------------------------------------------------------------------------------
Income taxes                                    -1,916                  -1,753                   9.30%
-------------------------------------------------------------------------------------------------------
Net income                                      $6,145                  $5,896                   4.22%
-------------------------------------------------------------------------------------------------------
Basic net income per share                       $1.75                   $1.68                   $0.07
-------------------------------------------------------------------------------------------------------
Dividends per share                              $0.70                   $0.63                  11.11%
-------------------------------------------------------------------------------------------------------
Dividend payout ratio                           40.08%                  37.58%                     ---
-------------------------------------------------------------------------------------------------------
Book value per share                            $25.60                   23.12                   $2.48
-------------------------------------------------------------------------------------------------------

Balance sheet at period-end:
-------------------------------------------------------------------------------------------------------
Loans, net                                    $491,882                $458,853                   7.20%
-------------------------------------------------------------------------------------------------------
Total securities                               259,385                 258,014                   0.53%
-------------------------------------------------------------------------------------------------------
Total deposits                                 725,997                 704,327                   3.08%
-------------------------------------------------------------------------------------------------------
Other borrowings                                   485                     374                  29.68%
-------------------------------------------------------------------------------------------------------
Stockholders' equity                            89,820                  81,430                  10.30%
-------------------------------------------------------------------------------------------------------
Total Assets                                   819,574                 788,429                   3.95%
-------------------------------------------------------------------------------------------------------

Daily averages:
-------------------------------------------------------------------------------------------------------
Loans,net                                     $469,919                $409,720                  14.69%
-------------------------------------------------------------------------------------------------------
Total securities                               260,547                 244,889                   6.39%
-------------------------------------------------------------------------------------------------------
Total deposits                                 696,554                 633,249                  10.00%
-------------------------------------------------------------------------------------------------------
Other borrowings                                 2,725                     226                1105.75%
-------------------------------------------------------------------------------------------------------
Stockholders' equity                            88,722                  83,085                   6.78%
-------------------------------------------------------------------------------------------------------
Interest-earning assets                        747,749                 684,299                   9.27%
-------------------------------------------------------------------------------------------------------
Interest-bearing liabilities                   584,512                 546,696                   6.92%
-------------------------------------------------------------------------------------------------------
Total Assets                                   789,871                 719,195                   9.83%
-------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------
Return on average assets                         1.57%                   1.65%                   -0.08
-------------------------------------------------------------------------------------------------------
Return on average equity                        13.97%                  14.27%                   -0.30
-------------------------------------------------------------------------------------------------------
Net interest margin                              4.74%                   4.70%                    0.04
-------------------------------------------------------------------------------------------------------
Efficiency ratio                                53.15%                  50.04%                    3.11
-------------------------------------------------------------------------------------------------------
Average equity to average assets                11.23%                  11.55%                   -0.32
-------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
-------------------------------------------------------------------------------------------------------
Beginning balance                               $5,729                  $5,369                   6.71%
-------------------------------------------------------------------------------------------------------
Provision for losses                               387                     592                 -34.63%
-------------------------------------------------------------------------------------------------------
Charge-offs                                       -584                    -680                 -14.12%
-------------------------------------------------------------------------------------------------------
Recoveries                                         100                     107                  -6.54%
-------------------------------------------------------------------------------------------------------
Acquisition of CNB                                 ---                     498                -100.00%
-------------------------------------------------------------------------------------------------------
Ending balance                                  $5,632                  $5,886                  -4.32%
-------------------------------------------------------------------------------------------------------

Nonperforming assets:
-------------------------------------------------------------------------------------------------------
Nonaccrual loans                                  $252                    $550                 -54.18%
-------------------------------------------------------------------------------------------------------
Restructured loans                                 ---                     ---                     ---
-------------------------------------------------------------------------------------------------------
Total nonperforming loans                          252                     550                 -54.18%
-------------------------------------------------------------------------------------------------------
Other real estate owned                            483                   1,489                 -67.56%
-------------------------------------------------------------------------------------------------------
Total nonperforming assets                        $735                  $2,039                 -63.95%
-------------------------------------------------------------------------------------------------------

Asset quality ratios: Note (2)
-------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans               0.05%                   0.12%                   -0.07
-------------------------------------------------------------------------------------------------------
Allowance for loan losses to total loans         1.13%                   1.27%                   -0.14
-------------------------------------------------------------------------------------------------------
Allowance for loan losses to
  nonperforming loans                         2234.92%                1070.18%                 1164.74
-------------------------------------------------------------------------------------------------------
 Note (2)  Ratio change measured in bp